Exhibit 10.3

AMENDMENT NO. 3 TO SETTLEMENT AGREEMENT

AMENDMENT NO. 3 dated as of August 6, 2010 (this “Amendment”), to the SETTLEMENT AGREEMENT dated as of May 19, 2010, as amended by amendments dated July 2, 2010 and July 13, 2010 (the “Settlement Agreement”), by and between MASTERCARD INTERNATIONAL INCORPORATED, a Delaware corporation (“MasterCard”), and HEARTLAND PAYMENT SYSTEMS, INC., a Delaware corporation (“HPS”). Terms defined in the Settlement Agreement and not otherwise defined herein are used herein as so defined. The Settlement Agreement as amended by this Amendment is herein called the “Amended Settlement Agreement.”

1. Exhibit 7.1 to the Settlement Agreement is deleted in its entirety and replaced with the form of release attached to this Amendment as Exhibit A.

2. Any Issuer Release submitted after the Acceptance Deadline but before 5:00 p.m., EDT, July 6, 2010 shall be deemed to have been timely submitted and HPS and MasterCard agree to waive any claim or argument with respect to any such Issuer Release that it is invalid by reason of having not been timely submitted. Any Eligible MasterCard Issuer that submitted its Issuer Release within such timeframe shall be deemed an Accepting Issuer for all purposes under the Settlement Agreement, notwithstanding anything to the contrary in the Settlement Agreement.

3. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that Citibank South Dakota, N.A. may execute and deliver an Issuer Release in the form attached hereto as Exhibit B.

4. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that Trustmark National Bank may execute and deliver an Issuer Release in the form attached hereto as Exhibit C.

5. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that FIA Card Services NA may execute and deliver an Issuer Release in the form attached hereto as Exhibit D. MasterCard represents and warrants that each Issuer Claim that was taken into account by MasterCard in calculating FIA Card Services NA’s ARA as shown in FIA Card Services NA’s ARO was made under ICA 1017.

6. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that MBNA Canada Bank may execute and deliver an Issuer Release in the form attached hereto as Exhibit E. MasterCard represents and warrants that each Issuer Claim that was taken into account by MasterCard in calculating MBNA Canada Bank’s ARA as shown in MBNA Canada Bank’s ARO was made under ICA 6769.

7. The following definitions are added to Section 1.1 of the Settlement Agreement:

“Non-Accepting Sponsored Issuer” means any Covered Sponsored Issuer of an Accepting Issuer that, according to the Accepting Issuer’s Issuer Release, is not one of the Accepting Issuer’s Covered Sponsored Issuers that has authorized the Accepting Issuer to accept the Accepting Issuer’s ARO on its behalf.

“Accepting Sponsored Issuer” means any Covered Sponsored Issuer of an Accepting Issuer that is not a Non-Accepting Sponsored Issuer.

8. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that Fifth Third Bank may execute and deliver an Issuer Release in the form attached hereto as Exhibit F. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree, in the event that Fifth Third Bank duly executes and timely delivers an Issuer Release in the form attached hereto as Exhibit F, Fifth Third Bank shall be deemed to be an Accepting Issuer with respect to an ARO regarding 1,757,149 Alerted-On Accounts (including 963,549 Claimed-On Accounts, of which 43,713 are Specially Monitored Accounts and 919,836 are Reissued Accounts) of Fifth Third Bank and its Accepting Sponsored Issuers with an ARA in the amount of $1,310,487.93 and shall be deemed to be a Non-Accepting Issuer with respect to an ARO regarding 25,678 Alerted-On Accounts (including 25,678 Claimed-On Accounts, of which 15,864 are Specially Monitored Accounts and 9,814 are Reissued Accounts) of its Non-Accepting Sponsored Issuers with an ARA in the amount of $18,791.81.

9. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that Shazam Inc. may execute and deliver an Issuer Release in the form attached hereto as Exhibit G. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree, in the event that Shazam Inc. duly executes and timely delivers an Issuer Release in the form attached hereto as Exhibit G, Shazam Inc. shall be deemed to be an Accepting Issuer with respect to an ARO regarding 519,211 Alerted-On Accounts (including 461,986 Claimed-On Accounts, of which 85,512 are Specially Monitored Accounts and 376,474 are Reissued Accounts) of Shazam Inc. and its Accepting Sponsored Issuers with an ARA in the amount of $573,623.35 and shall be deemed to be a Non-Accepting Issuer with respect to an ARO regarding 1,018 Alerted-On Accounts (including 1,018 Claimed-On Accounts, of which 0 are Specially Monitored Accounts and 1,018 are Reissued Accounts) of its Non-Accepting Sponsored Issuers with an ARA in the amount of $1,435.23.

10. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that Town North Bank National Association may execute and deliver an Issuer Release in the form attached hereto as Exhibit H. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree, in the event that Town North Bank National Association duly executes and timely delivers an Issuer Release in the form attached hereto as Exhibit H. Town North Bank National Association shall be deemed to be an Accepting Issuer with respect to an ARO regarding 121,086 Alerted-On Accounts (including 107,457 Claimed-On Accounts, of which 71,281 are Specially Monitored Accounts and 36,176 are Reissued Accounts) of Town North Bank National Association and its Accepting Sponsored Issuers with an ARA in the amount of $73,269.23 and shall be deemed to be a Non-Accepting Issuer with respect to an ARO regarding 38,193 Alerted-On Accounts (including 38,193 Claimed-On Accounts, of which 0 are Specially Monitored Accounts and 38,193 are Reissued Accounts) of its Non-Accepting Sponsored Issuers with an ARA in the amount of $53,846.50. MasterCard represents and warrants that Town North Bank Association authorized MasterCard to substitute a corrected first page to the Issuer Release executed and delivered by Town North Bank Association (which page corrected the number of Claimed-On Accounts of Town North Bank National Association and its Accepting Sponsored Issuers from 107,977 to 107,457 and the number of Specially Monitored Accounts of Town North Bank National Association and its Accepting Sponsored Issuers from 71,821 to 71,281).

11. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that Jack Henry & Associates may execute and deliver an Issuer Release in the form attached hereto as Exhibit I. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree, in the event that Jack Henry & Associates duly executes and timely delivers an Issuer Release in the form attached hereto as Exhibit I, Jack Henry & Associates shall be deemed to be an Accepting Issuer with respect to an ARO regarding 84,751 Alerted-On Accounts (including 59,188 Claimed-On Accounts, of which 12,191 are Specially Monitored Accounts and 46,997 are Reissued Accounts) of Jack Henry & Associates and its Accepting Sponsored Issuers with an ARA in the amount of $70,067.00 and shall be deemed to be a Non-Accepting Issuer with respect to an ARO regarding 345,210 Alerted-On Accounts (including 81,384 Claimed-On Accounts, of which 13,900 are Specially Monitored Accounts and 67,484 are Reissued Accounts) of its Non-Accepting Sponsored Issuers with an ARA in the amount of $99,484.50.

12. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that Members Heritage Federal Credit Union may execute and deliver an Issuer Release in the form attached hereto as Exhibit J. Notwithstanding anything to the contrary in the Settlement Agreement or in the Issuer Release executed and delivered by Members Heritage Federal Credit Union, HPS and MasterCard hereby agree that Members Heritage Federal Credit Union shall not be deemed to have represented and warranted that Bank of Cumberland is one of Members Heritage Federal Credit Union’s Sponsored Issuers.

13. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that National Bank of Greece S.A. may execute and deliver an Issuer Release in the form attached hereto as Exhibit K. Notwithstanding anything to the contrary in the Settlement Agreement or in the Issuer Release executed and delivered by National Bank of Greece S.A., HPS and MasterCard hereby agree that National Bank of Greece S.A. shall not be deemed to have represented and warranted that Ethnokarta – National Management and Organization S.A., Trader’s Credit Bank SA, National Mortgage Bank of Greece, Cooperative Bank of Dodecanese, and National Housing Bank SA are Sponsored Issuers of National Bank of Greece S.A.

14. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that the Eligible MasterCard Issuer identified in the Accounting Statement as Bank 101 may execute and deliver two Issuer Releases in the forms attached hereto as Exhibit L, with respect to Capital One Bank ICA 6730, and Exhibit M, with respect to Capital One Bank ICA 7181. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree, in the event that Capital One Bank ICA 6730 duly executes and timely delivers an Issuer Release in the form attached hereto as Exhibit L. Capital One Bank ICA 6730 shall be deemed to be an Accepting Issuer with respect to an ARO regarding 9,538 Alerted-On Accounts (including 4,697 Claimed-On Accounts, of which 0 are Specially

Monitored Accounts and 4,697 are Reissued Accounts) of Capital One Bank ICA 6730 and its Covered Sponsored Issuers with an ARA in the amount of $6,221.04 and that, in the event that Capital One Bank ICA 7181 duly executes and timely delivers an Issuer Release in the form attached hereto as Exhibit M, Capital One Bank ICA 7181 shall be deemed to be an Accepting Issuer with respect to an ARO regarding 88 Alerted-On Accounts (including 88 Claimed-On Accounts, of which 87 are Specially Monitored Accounts and 1 is a Reissued Account) of Capital One Bank ICA 7181 and its Covered Sponsored Issuers with an ARA in the amount of $28.50.

15. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree that the Eligible MasterCard Issuer identified in the Accounting Statement as Bank 112, UBS AG, may execute and deliver an Issuer Release in the form attached hereto as Exhibit N. with respect to UBS AG ICA 9192 only. Notwithstanding anything to the contrary in the Settlement Agreement, HPS and MasterCard hereby agree, in the event that UBS AG ICA 9192 duly executes and timely delivers an Issuer Release in the form attached hereto as Exhibit N. UBS AG ICA 9192 shall be deemed to be an Accepting Issuer with respect to an ARO regarding 3,633 Alerted-On Accounts (including 3,633 Claimed-On Accounts, of which 3,633 are Specially Monitored Accounts and 0 are Reissued Accounts) of UBS AG ICA 9192 and its Covered Sponsored Issuers with an ARA in the amount of $27,550.56 and UBS AG ICA 9958 shall be deemed to be a Non-Accepting Issuer with respect to an ARO regarding 16 Alerted-On Accounts (including 16 Claimed-On Accounts, of which 16 are Specially Monitored Accounts and 0 are Reissued Accounts) with an ARA in the amount of $5.00.

16. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. A facsimile signature shall be deemed an original for purposes of this Amendment. This Amendment will become effective when it has been duly executed and delivered by each of the parties hereto.

17. Except to the extent specifically amended by this Amendment, the Settlement Agreement shall remain unmodified, and the Amended Settlement Agreement is hereby confirmed as being in full force and effect.

IN WITNESS WHEREOF, each of the undersigned has executed this Settlement Agreement as an agreement under seal as of the date first above written.

MASTERCARD INTERNATIONAL INCORPORATED

/s/ Wendy Murdock
Wendy Murdock
Chief Payment Integrity Officer

HEARTLAND PAYMENT SYSTEMS, INC.

/s/ Charles H.N. Kallenbach
Charles H.N. Kallenbach
General Counsel and Chief Legal Officer

EXHIBIT A

HPS’s and the HPS Acquirers’ Release of MasterCard Relating to the HPS Intrusion

Heartland Payments Systems, Inc. (“HPS”) and KeyBank National Association and Heartland Bank (the “HPS Acquirers) hereby grant the full, complete and final release, discharge, and covenant not to sue set forth in detail below, on their own behalf and, to the extent any of the following persons or entities purports to assert any Claim(s) (as defined below) of HPS or the HPS Acquirers, on behalf of each of their past, present and future representatives, attorneys, associates, parents, subsidiaries, affiliates, agents, assigns, insurers, administrators, trustees, officers, directors, employees, retained contractors, predecessors, successors, and any other person or entity claiming on behalf of either of them. Capitalized terms not otherwise defined herein have the meanings set forth in the Settlement Agreement dated May 19, 2010, as amended by Amendments dated July 2, 2010 and July XX, 2010, between MasterCard International Incorporated (“MasterCard”) and HPS, to which this release is an exhibit (the “Settlement Agreement”).

For purposes of this release, the “Released Parties” are MasterCard, MasterCard Worldwide, MasterCard Issuers that validly and timely accept their AROs and those of their Covered Sponsored Issuers that are not Non-Accepting Sponsored Issuers (such MasterCard Issuers and their Covered Sponsored Issuers being defined collectively as the “Released MasterCard Issuers”), and (in their capacities as such) MasterCard’s and any such Released MasterCard Issuer’s past, present, and future representatives, attorneys, agents, accountants, assigns, insurers, administrators, officers, directors, trustees, employees, retained contractors, parents, affiliates, subsidiaries, predecessors, successors, and any other person or entity acting on behalf of any of them; provided, however, that the Released Parties do not include (i) MasterCard Issuers that are not eligible to receive, or that do not validly and timely accept their, AROs, or (ii) any Sponsored Issuer that is not a Covered Sponsored Issuer of a MasterCard Issuer that timely and validly accepted its ARO, or (iii) any Non-Accepting Sponsored Issuer (the issuers described in clauses (i), (ii), and (iii) of this sentence being defined herein as the “Non-Released MasterCard Issuers”).

For purposes of this release, the term “Claims” shall mean any and all claims, causes of action, suits at law or in equity, assertions of wrongdoing or fault, liabilities, awards, judgments, demands, debts, defenses, losses and expenses, damages, obligations, attorney fees, costs and/or

EXHIBIT A

sanctions, of whatever kind or nature, whether now known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, including even those Claims that, if known as of the date of this release, may have materially affected HPS’s decision to agree to the settlement reflected in the Settlement Agreement or HPS and the HPS Acquirers’ decision to grant this release.

By this release, HPS and the HPS Acquirers release the Released Parties from any and all Claims that HPS and the HPS Acquirers ever had, now have, or may have in the future against MasterCard, or any of the other Released Parties in their capacities as such, by reason of any act, omission or occurrence before the date hereof on the part of MasterCard or any Released MasterCard Issuer related to the HPS Intrusion, whether those Claims are (a) affirmatively made against MasterCard or a Released MasterCard Issuer, (b) made as a defense to any acts or omissions by MasterCard or a Released MasterCard Issuer relating to MasterCard’s Operating Regulations, or (c) assertions of MasterCard’s or a Released MasterCard Issuer’s fault as a defense to allegations by a third party, including but not limited to MasterCard Issuers (all the Claims described in this sentence as having been released being defined herein as the “Released Claims”).

Notwithstanding anything to the contrary in the preceding paragraphs, the Released Claims do not include (i) any objection, dispute, or Claim HPS or the HPS Acquirers might otherwise be entitled to assert with respect to (A) any claim with respect to the HPS Intrusion that may have been submitted to MasterCard by or on behalf of a Non-Released MasterCard Issuer prior to the date of the Settlement Agreement (in the event and only in the event HPS has timely made the Challenge Declaration and either, in the case of a Non-Released MasterCard Issuer that did not validly and timely accept its ARO, the amount of such issuer’s Non-Accepting Issuer Award exceeds 50% of such issuer’s ARA, or, in the case of the Non-Accepting Sponsored Issuers of an Accepting Issuer, the amount of the Non-Accepting Issuer Award for such Accepting Issuer’s Non-Accepting Sponsored Issuers exceeds 50% of the portion of such Accepting Issuer’s ARA allocable to its Non-Accepting Sponsored Issuers), or that may be submitted to MasterCard by any MasterCard Issuer after the date of the Settlement Agreement, under MasterCard’s Operating Regulations or (B) any ruling made by MasterCard with respect to any such claim described in clause (i)(A) of this sentence; (ii) any right HPS or

EXHIBIT A

the HPS Acquirers otherwise would have to assert or seek to establish, as a defense to any claim asserted against it by a MasterCard Issuer in litigation or otherwise, the facts or results of any actions or inactions involving MasterCard or a Released MasterCard Issuer, provided that HPS or the HPS Acquirers do not seek to establish that any such actions or inactions, or the results thereof, constituted legal wrongdoing on MasterCard’s or a Released MasterCard Issuer’s part or created legal liability on MasterCard’s or a Released MasterCard Issuer’s part; or (iii) any of the rights and obligations created by or under the Settlement Agreement or any Claim arising under or based upon any such rights and obligations.

This release, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of this release, HPS and the HPS Acquirers certify that they have read and understand, and hereby expressly waive, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction. This release may be executed in counterparts, and a facsimile signature shall be deemed an original for purposes of this release.

Dated: ,2010	On behalf of Heartland Payment Systems, Inc.

	By:	Officer’s Signature
Officer’s Name and Title

Dated: , 2010	On behalf of KeyBank National Association

	By:	Officer’s Signature
Officer’s Name and Title

Dated: ,2010	On behalf of Heartland Bank

	By:	Officer’s Signature
Officer’s Name and Title

EXHIBIT B

Acceptance of ARO

Citibank South Dakota, N.A. (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers, if any, listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers (except for those entities identified as Sponsored Issuers on Schedule I hereto that the Issuer has designated with an asterisk), and the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers, if any, (iv) the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers constitute 6,193,591 unique MasterCard Accounts and include 3,992,918 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 2,200,673 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers, if any, quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer, if any) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers, if any, was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers, if any; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Covered Sponsored Issuers, if any, or any other right or claim of the Issuer or any of its Covered Sponsored Issuers, if any, that is, was, or otherwise would be a Released Issuer Claim.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Covered Sponsored Issuers, if any, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

EXHIBIT B

(b) any dispute or objection the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems. Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank. N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Covered Sponsored Issuers, if any, nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their respective Affiliated Persons pursuant to this acceptance.

EXHIBIT B

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated:                     , 2010

ISSUER

By:

EXHIBIT B

Schedule I

[MasterCard to list names of Issuer’s Sponsored Issuers; Issuer to identify which of its

Sponsored Issuers are Covered Sponsored Issuers]

Issuer:

Sponsored Issuers of the Issuer:

Covered Sponsored Issuers of the Issuer:

EXHIBIT C

Acceptance of ARO

Trustmark National Bank (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers, if any, listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers (except for those entities identified as Sponsored Issuers on Schedule I hereto that the Issuer has designated with an asterisk), and the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers, if any, (iv) the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers constitute 60,782 unique MasterCard Accounts and include 60,782 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 0 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers, if any, quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer, if any) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers, if any, was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers, if any; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Covered Sponsored Issuers, if any, or any other right or claim of the Issuer or any of its Covered Sponsored Issuers, if any, that is, was, or otherwise would be a Released Issuer Claim.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Covered Sponsored Issuers, if any, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

EXHIBIT C

(b) any dispute or objection the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems, Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank, N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Covered Sponsored Issuers, if any, nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their respective Affiliated Persons pursuant to this acceptance.

EXHIBIT C

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated:                     ,2010

ISSUER

By:

EXHIBIT C

Schedule I

[MasterCard to list names of Issuer’s Sponsored Issuers; Issuer to identify which of its

Sponsored Issuers are Covered Sponsored Issuers]

Issuer:

Sponsored Issuers of the Issuer:

Covered Sponsored Issuers of the Issuer:

EXHIBIT D

Acceptance of ARO

FIA Card Services, N.A. (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers, if any, listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement, it being understood that the term “Covered Sponsored Issuer” as used in this Acceptance is not intended to include any MasterCard Issuer that did not make or have made on its behalf an Issuer Claim under ICA No. 1017.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, and the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers of the Issuer, if any, (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers, if any, (iv) the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers constitute 2,417,670 unique MasterCard Accounts and include 291,489 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 2,126,181 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”), and all such Claimed-On Accounts were claimed under ICA No. 1017; (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers, if any, quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer, if any) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers, if any, was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers, if any; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Covered Sponsored Issuers, if any, or any other right or claim of the Issuer or any of its Covered Sponsored Issuers, if any, that is, was, or otherwise would be a Released Issuer Claim.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Covered Sponsored Issuers, if any, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the

EXHIBIT D

compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

(b) any dispute or objection the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems, Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank, N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Covered Sponsored Issuers, if any, nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their respective Affiliated Persons pursuant to this acceptance.

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of

EXHIBIT D

the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated:                     , 2010

ISSUER

By:

EXHIBIT D

Schedule I

[MasterCard to list names of Issuer’s Sponsored Issuers; Issuer to identify which of its

Sponsored Issuers are Covered Sponsored Issuers]

Issuer:

Sponsored Issuers of the Issuer:

Covered Sponsored Issuers of the Issuer:

EXHIBIT E

Acceptance of ARO

MBNA Canada Bank (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers, if any, listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement, it being understood that the term “Covered Sponsored Issuer” as used in this Acceptance is not intended to include any MasterCard Issuer that did not make or have made on its behalf an Issuer Claim under ICA No. 6769

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, and the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers of the Issuer, if any, (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers, if any, (iv) the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers constitute 2,417,670 unique MasterCard Accounts and include 291,489 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 2,126,181 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”), and all such Claimed-On Accounts were claimed under ICA No. 6769; (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers, if any, quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer, if any) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers, if any, was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers, if any; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Covered Sponsored Issuers, if any, or any other right or claim of the Issuer or any of its Covered Sponsored Issuers, if any, that is, was, or otherwise would be a Released Issuer Claim.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Covered Sponsored Issuers, if any, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the

EXHIBIT E

compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

(b) any dispute or objection the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems. Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank. N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Covered Sponsored Issuers, if any, nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Covered Sponsored Issuers, if any, or any of its or their respective Affiliated Persons pursuant to this acceptance.

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of

EXHIBIT E

the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated:                     , 2010

ISSUER

By:

EXHIBIT E

Schedule I

[MasterCard to list names of Issuer’s Sponsored Issuers; Issuer to identify which of its

Sponsored Issuers are Covered Sponsored Issuers]

Issuer:

Sponsored Issuers of the Issuer:

Covered Sponsored Issuers of the Issuer:

EXHIBIT F

Acceptance of ARO

Fifth Third Bank (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, and the Issuer has accurately identified on Schedule II hereto which of its Sponsored Issuers are its “Non-Accepting Sponsored Issuers” (such term being defined as those of the Issuer’s Covered Sponsored Issuers that have not authorized the Issuer to accept the Issuer’s ARO on their behalf), (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers that are not Non-Accepting Sponsored Issuers (such Covered Sponsored Issuers being defined as the Issuer’s “Accepting Sponsored Issuers”), (iv) the Claimed-On Accounts of the Issuer and its Accepting Sponsored Issuers constitute 963,549 unique MasterCard Accounts and include 919,836 unique MasterCard Accounts with respect to which the Issuer (or an Accepting Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 43,713 unique MasterCard Accounts with respect to which the Issuer (or an Accepting Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Accepting Sponsored Issuers or any other right or claim of the Issuer or any of its Accepting Sponsored Issuers that is, was, or otherwise would be a Released Issuer Claim; (viii) the Issuer’s Non-Accepting Sponsored Issuers issued, in the aggregate, 25,678 of the Issuer’s Alerted-On Accounts and 25,678 of the Issuer’s Claimed-On Accounts, and the 25,678 of the Issuer’s Claimed-On Accounts issued by the Non-Accepting Sponsored Issuers included 9,814 of the Issuer’s Reissued Cards and 15,864 of the Issuer’s Monitored Accounts.

EXHIBIT F

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Accepting Sponsored Issuers, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

(b) any dispute or objection the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems. Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank, N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason of any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Accepting Sponsored Issuers nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Accepting Sponsored Issuers or any of its or their respective Affiliated Persons pursuant to this acceptance.

EXHIBIT F

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated:                     , 2010

[Name of MasterCard Issuer]

By:

EXHIBIT F

Schedule I

[MasterCard to list names of Issuer’s Sponsored Issuers; Issuer to identify which of its

Sponsored Issuer are Covered Sponsored Issuers]

Issuer:

Sponsored Issuers of the Issuer:

Covered Sponsored Issuers of the Issuer:

EXHIBIT F

Schedule II

[Issuer to List Names of the Issuer’s Sponsored Issuers That (a) are Covered Sponsored

Issuers and (b) Have Not Authorized the Issuer to Accept the Issuer’s ARO on Their

Behalf]

Issuer:

Sponsored Issuers that (a) are Covered Sponsored Issuers of the Issuer, and (b) have not authorized the Issuer to accept the Issuer’s ARO on their behalf

EXHIBIT G

Acceptance of ARO

Shazam Inc. (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, and the Issuer has accurately identified on Schedule II hereto which of its Sponsored Issuers are its “Non-Accepting Sponsored Issuers” (such term being defined as those of the Issuer’s Covered Sponsored Issuers that have not authorized the Issuer to accept the Issuer’s ARO on their behalf), (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers that are not Non-Accepting Sponsored Issuers (such Covered Sponsored Issuers being defined as the Issuer’s “Accepting Sponsored Issuers”), (iv) the Claimed-On Accounts of the Issuer and its Accepting Sponsored Issuers constitute 461,986 unique MasterCard Accounts and include 376,474 unique MasterCard Accounts with respect to which the Issuer (or an Accepting Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 85,512 unique MasterCard Accounts with respect to which the Issuer (or an Accepting Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Accepting Sponsored Issuers or any other right or claim of the Issuer or any of its Accepting Sponsored Issuers that is, was, or otherwise would be a Released Issuer Claim; (viii) the Issuer’s Non-Accepting Sponsored Issuers issued, in the aggregate, 1,018 of the Issuer’s Alerted-On Accounts and 1,018 of the Issuer’s Claimed-On Accounts, and the 1,018 of the Issuer’s Claimed-On Accounts issued by the Non-Accepting Sponsored Issuers include 1,018 of the Issuer’s Reissued Cards and 0 of the Issuer’s Monitored Accounts.

EXHIBIT G

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Accepting Sponsored Issuers, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

(b) any dispute or objection the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems, Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank. N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason of any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Accepting Sponsored Issuers nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Accepting Sponsored Issuers or any of its or their respective Affiliated Persons pursuant to this acceptance.

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the

EXHIBIT G

State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated:                     , 2010

[Name of MasterCard Issuer]

By:

EXHIBIT G

Schedule I

[MasterCard to list names of Issuer’s Sponsored Issuers; Issuer to identify which of its

Sponsored Issuer are Covered Sponsored Issuers]

Issuer:

Sponsored Issuers of the Issuer:

Covered Sponsored Issuers of the Issuer:

EXHIBIT G

Schedule II

[Issuer to List Names of the Issuer’s Sponsored Issuers That (a) are Covered Sponsored

Issuers and (b) Have Not Authorized the Issuer to Accept the Issuer’s ARO on Their

Behalf]

Issuer:

Sponsored Issuers that (a) are Covered Sponsored Issuers of the Issuer, and (b) have not authorized the Issuer to accept the Issuer’s ARO on their behalf

EXHIBIT H

Acceptance of ARO

Town North Bank National Association (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, and the Issuer has accurately identified on Schedule II hereto which of its Sponsored Issuers are its “Non-Accepting Sponsored Issuers” (such term being defined as those of the Issuer’s Covered Sponsored Issuers that have not authorized the Issuer to accept the Issuer’s ARO on their behalf), (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers that are not Non-Accepting Sponsored Issuers (such Covered Sponsored Issuers being defined as the Issuer’s “Accepting Sponsored Issuers”), (iv) the Claimed-On Accounts of the Issuer and its Accepting Sponsored Issuers constitute 107,457 unique MasterCard Accounts and include 36,176 unique MasterCard Accounts with respect to which the Issuer (or an Accepting Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 71,281 unique MasterCard Accounts with respect to which the Issuer (or an Accepting Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Accepting Sponsored Issuers or any other right or claim of the Issuer or any of its Accepting Sponsored Issuers that is, was, or otherwise would be a Released Issuer Claim; (viii) the Issuer’s Non-Accepting Sponsored Issuers issued, in the aggregate, 38,193 of the Issuer’s Alerted-On Accounts and 38,193 of the Issuer’s Claimed-On Accounts, and the 38,193 of the Issuer’s Claimed-On Accounts issued by the Non-Accepting Sponsored Issuers included 38,193 of the Issuer’s Reissued Cards and 0 of the Issuer’s Monitored Accounts.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Accepting Sponsored Issuers, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

EXHIBIT H

(b) any dispute or objection the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems, Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank, N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason of any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Accepting Sponsored Issuers nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Accepting Sponsored Issuers or any of its or their respective Affiliated Persons pursuant to this acceptance.

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the

EXHIBIT H

State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated:                     , 2010

[Name of MasterCard Issuer]

By:

EXHIBIT H

Schedule I

[MasterCard to list names of Issuer’s Sponsored Issuers; Issuer to identify which of its

Sponsored Issuer are Covered Sponsored Issuers]

Issuer:

Sponsored Issuers of the Issuer:

Covered Sponsored Issuers of the Issuer:

EXHIBIT H

Schedule II

[Issuer to List Names of the Issuer’s Sponsored Issuers That (a) are Covered Sponsored

Issuers and (b) Have Not Authorized the Issuer to Accept the Issuer’s ARO on Their

Behalf]

Issuer:

Sponsored Issuers that (a) are Covered Sponsored Issuers of the Issuer, and (b) have not authorized the Issuer to accept the Issuer’s ARO on their behalf

EXHIBIT I

Acceptance of ARO

Jack Henry & Associates (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, and the Issuer has accurately identified on Schedule II hereto which of its Sponsored Issuers are its “Non-Accepting Sponsored Issuers” (such term being defined as those of the Issuer’s Covered Sponsored Issuers that have not authorized the Issuer to accept the Issuer’s ARO on their behalf), (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers that are not Non-Accepting Sponsored Issuers (such Covered Sponsored Issuers being defined as the Issuer’s “Accepting Sponsored Issuers”), (iv) the Claimed-On Accounts of the Issuer and its Accepting Sponsored Issuers constitute 59,188 unique MasterCard Accounts and include 46,997 unique MasterCard Accounts with respect to which the Issuer (or an Accepting Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 12,191 unique MasterCard Accounts with respect to which the Issuer (or an Accepting Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Accepting Sponsored Issuers or any other right or claim of the Issuer or any of its Accepting Sponsored Issuers that is, was, or otherwise would be a Released Issuer Claim; (viii) the Issuer’s Non-Accepting Sponsored Issuers issued, in the aggregate, 345,210 of the Issuer’s Alerted-On Accounts and 81,384 of the Issuer’s Claimed-On Accounts, and the 81,384 of the Issuer’s Claimed-On Accounts issued by the Non-Accepting Sponsored Issuers included 67,484 of the Issuer’s Reissued Cards and 13,900 of the Issuer’s Monitored Accounts.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Accepting Sponsored Issuers, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

EXHIBIT I

(b) any dispute or objection the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems, Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank, N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Accepting Sponsored Issuers or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason of any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Accepting Sponsored Issuers nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Accepting Sponsored Issuers or any of its or their respective Affiliated Persons pursuant to this acceptance.

EXHIBIT I

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated:                      , 2010

[Name of MasterCard Issuer]

By:

EXHIBIT I

Schedule I

[MasterCard to list names of Issuer’s Sponsored Issuers; Issuer to identify which of its

Sponsored Issuer are Covered Sponsored Issuers]

Issuer:

Sponsored Issuers of the Issuer:

Covered Sponsored Issuers of the Issuer:

EXHIBIT I

Schedule II

[Issuer to List Names of the Issuer’s Sponsored Issuers That (a) are Covered Sponsored

Issuers and (b) Have Not Authorized the Issuer to Accept the Issuer’s ARO on Their

Behalf]

Issuer:

Sponsored Issuers that (a) are Covered Sponsored Issuers of the Issuer, and (b) have not authorized the Issuer to accept the Issuer’s ARO on their behalf

EXHIBIT J

Acceptance of ARO

Members Heritage Federal Credit Union (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, and the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers, (iv) the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers constitute 922 unique MasterCard Accounts and include 922 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 0 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Covered Sponsored Issuers or any other right or claim of the Issuer or any of its Covered Sponsored Issuers that is, was, or otherwise would be a Released Issuer Claim.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Covered Sponsored Issuers, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

EXHIBIT J

(b) any dispute or objection the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems, Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank, N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-0017I, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Covered Sponsored Issuers nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Covered Sponsored Issuers or any of its or their respective Affiliated Persons pursuant to this acceptance.

EXHIBIT J

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated: 6/16/2010

Members Heritage Federal Credit Union

/s/

President

EXHIBIT J

Schedule 1	Issuer
Members Heritage Federal Credit Union

Affiliated Issuers (Please note that all Affiliated Issuers are covered by the Alternative Recovery Acceptance “ARA”)
None

	Sponsored Issuers of the Issuer	Place an X next to any Sponsored Issuer that has made neither a compliance claim nor a timely operating expense reimbursement claim (Please note that all Sponsored Issuers that made such claims are automatically covered by the ARA)
X	Bank of Cumberland

*	(Bank of Cumberland is not affiliated with or sponsored by Members Heritage.)

EXHIBIT K

Acceptance of ARO

National Bank of Greece S.A. (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, and the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers, (iv) the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers constitute 61 unique MasterCard Accounts and include 61 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 0 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Covered Sponsored Issuers or any other right or claim of the Issuer or any of its Covered Sponsored Issuers that is, was, or otherwise would be a Released Issuer Claim.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Covered Sponsored Issuers, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

EXHIBIT K

(b) any dispute or objection the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems, Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank, N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Covered Sponsored Issuers nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Covered Sponsored Issuers or any of its or their respective Affiliated Persons pursuant to this acceptance.

EXHIBIT K

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated: 22 June, 2010

National Bank of Greece S.A.

/s/ George Andrews-Hantzandreou

George Andrews-Hantzandreou
Card Division Director

EXHIBIT K

Schedule 1	Issuer
National Bank of Greece S A

Affiliated Issuers (Please note that all Affiliated Issuers are covered by the Alternative Recovery Acceptance “ARA”)
None

	Sponsored Issuers of the Issuer	Place an X next to any Sponsored Issuer that has made neither a compliance claim nor a timely operating expense reimbursement claim (Please note that all Sponsored Issuers that made such claims are automatically covered by the ARA)
	Ethnokarta - National Management and Organization SA	- (no more sponsored issuers)
	Traders’ Credit Bank SA	- (no more sponsored issuers)
	National Mortgage Bank of Greece	- (no more sponsored issuers)
	Cooperative Bank of Dodecanese	- (no more sponsored issuers)
	National Housing Bank SA	- (no more sponsored issuers)
	South African Bank of Athens Limited, The	X

EXHIBIT L

Acceptance of ARO

Capital One Bank (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, and the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers, (iv) the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers constitute 4,697 unique MasterCard Accounts and include 4,697 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 0 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Covered Sponsored Issuers or any other right or claim of the Issuer or any of its Covered Sponsored Issuers that is, was, or otherwise would be a Released Issuer Claim.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Covered Sponsored Issuers, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

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(b) any dispute or objection the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems, Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank. N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason of was any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Covered Sponsored Issuers nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Covered Sponsored Issuers or any of its or their respective Affiliated Persons pursuant to this acceptance.

EXHIBIT L

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated: June 24, 2010

Capital One Bank

/s/ Kathy A. Kauffman
Kathy A. Kauffman

EXHIBIT L

Schedule 1	Issuer
Capital One Bank

Affiliated Issuers (Please note that all Affiliated Issuers are covered by the Alternative Recovery Acceptance “ARA”)
None

	Sponsored Issuers of the Issuer	Place an X next to any Sponsored Issuer that has made neither a compliance claim nor a timely operating expense reimbursement claim (Please note that all Sponsored Issuers that made such claims are automatically covered by the ARA)
None

EXHIBIT M

Acceptance of ARO

Capital One Bank (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, and the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers, (iv) the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers constitute 88 unique MasterCard Accounts and include 1 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 87 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Covered Sponsored Issuers or any other right or claim of the Issuer or any of its Covered Sponsored Issuers that is, was, or otherwise would be a Released Issuer Claim.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Covered Sponsored Issuers, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

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(b) any dispute or objection the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems, Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank, N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason of was any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Covered Sponsored Issuers nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Covered Sponsored Issuers or any of its or their respective Affiliated Persons pursuant to this acceptance.

EXHIBIT M

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated: June 24, 2010

Capital One Bank

/s/ Kathy A. Kauffman
Kathy A. Kauffman

EXHIBIT M

Schedule 1	Issuer
Capital One Bank

Affiliated Issuers (Please note that all Affiliated Issuers are covered by the Alternative Recovery Acceptance “ARA”)
None

	Sponsored Issuers of the Issuer	Place an X next to any Sponsored Issuer that has made neither a compliance claim nor a timely operating expense reimbursement claim (Please note that all Sponsored Issuers that made such claims are automatically covered by the ARA)
None

EXHIBIT N

Acceptance of ARO

UBS AG (the “Issuer”), on its own behalf and on behalf of each of the Covered Sponsored Issuers listed on Schedule I attached to this acceptance, hereby irrevocably accepts the ARO contained in the communication from MasterCard International Incorporated (“MasterCard”) dated May 27, 2010, which communication in turn references the Settlement Agreement dated May 19, 2010 (the “Settlement Agreement”) between MasterCard and Heartland Payment Systems, Inc. (“HPS”), a copy of which has been provided to the Issuer by MasterCard. Capitalized terms not otherwise defined herein shall have the same meanings as in the Settlement Agreement.

The Issuer represents and warrants that (i) this acceptance has been duly authorized, executed and delivered by the Issuer, (ii) Schedule I hereto contains a complete and accurate list of the Issuer’s Sponsored Issuers, and the Issuer has accurately identified on Schedule I hereto which of its Sponsored Issuers are Covered Sponsored Issuers, (iii) the Issuer is authorized to execute and deliver this acceptance on behalf of its Covered Sponsored Issuers, (iv) the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers constitute 3,633 unique MasterCard Accounts and include 0 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) reissued the accountholder’s MasterCard card as a result of the HPS Intrusion (the “Reissued Cards”) and 3,633 unique MasterCard Accounts with respect to which the Issuer (or a Covered Sponsored Issuer) implemented special monitoring procedures as a result of the HPS Intrusion (the “Monitored Accounts”); (v) the Issuer Operating Expense Claim that the Issuer made with MasterCard with respect to the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers quantifies with reasonable accuracy the incremental unit costs that the Issuer (or a Covered Sponsored Issuer) incurred to reissue the Reissued Cards and to monitor the Monitored Accounts; (vi) none of the Claimed-On Accounts of the Issuer and its Covered Sponsored Issuers was issued by any of the Issuer’s Sponsored Issuers other than the Issuer’s Covered Sponsored Issuers; and (vii) no assignment to another Person has been made of, and no other Person has become subrogated to or otherwise acquired any interest in, any of the Issuer Claims of the Issuer or any of its Covered Sponsored Issuers or any other right or claim of the Issuer or any of its Covered Sponsored Issuers that is, was, or otherwise would be a Released Issuer Claim.

This acceptance shall become effective when, and only if, the Consummation Date has occurred. Subject to this acceptance having become effective, the Issuer, on its own behalf and on behalf of each of its Covered Sponsored Issuers, and on behalf of its and their Affiliated Persons, irrevocably waives any right to assert against MasterCard, HPS, the HPS Acquirers, and the Affiliated Persons of each of them (collectively, the “Releasees”), and fully and finally releases the Releasees from, the following (collectively, the “Released Issuer Claims”):

(a) any claim or right of recovery the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might otherwise have had in respect of any of its Alerted-On Accounts under the MasterCard Operating Regulations (whether under the compliance rules contained in said Regulations, the operating expense reimbursement rules contained in said Regulations, or otherwise) by reason of any matter, occurrence, or event pertaining to the HPS Intrusion,

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(b) any dispute or objection the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might otherwise be entitled to raise or make with respect to the amount or the calculation of the amount by MasterCard of its ARA as shown in the ARO, and

(c) any claim or right the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might be entitled to assert, and any monetary recovery or other relief that the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons might be entitled to seek or receive in any litigation or other proceeding, whether currently pending, hereafter commenced, or hereafter amended (including without limitation the pending putative class action proceedings consolidated under the caption entitled In re Heartland Payments Systems, Inc. Customer Data Security Breach Litigation, No. H-09-MD-02046, and Lone Star National Bank, N.A., et al. v. KeyBank N.A., et al., Case No. 4:10-cv-00171, both currently pending before the United States District Court for the Southern District of Texas), under any applicable laws, rules or regulations, in connection with any injury or harm the Issuer or any of its Covered Sponsored Issuers or any of its or their Affiliated Persons may have incurred in its capacity as a MasterCard Issuer by reason any of its Alerted-On Accounts, or by reason of any matter, occurrence, or event pertaining to the HPS Intrusion (whether or not such matter, occurrence, or event is known to the Issuer as of this date).

Subject to this acceptance having become effective, the Issuer covenants and agrees that neither it nor any of its Covered Sponsored Issuers nor any of its or their respective Affiliated Persons will assert any of the Released Issuer Claims against, or otherwise seek to obtain any monetary recovery or other relief by reason of any of the Released Issuer Claims from, MasterCard or HPS or any of the HPS Acquirers or any of the Affiliated Persons of each of them.

Subject to this acceptance having become effective, the Issuer agrees to indemnify HPS and the HPS Acquirers and its or their respective Affiliated Persons against and shall hold each of them harmless from any and all damage, loss, liability, fines, penalties and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) incurred or suffered by HPS or any of the HPS Acquirers or any of its or their respective Affiliated Persons arising out of any misrepresentation or breach of warranty made by the Issuer in this acceptance or any breach of any covenant or agreement made or to be performed by the Issuer or any of its Covered Sponsored Issuers or any of its or their respective Affiliated Persons pursuant to this acceptance.

EXHIBIT N

This acceptance, the rights of any person or entity hereunder, and any action arising hereunder, will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. To further effectuate the intention of the waiver and release contained herein, the Issuer certifies that it has read and understands, and hereby expressly waives, the benefits of Section 1542 of the California Civil Code, and any and all similar statutes, rules, and legal doctrines in California or any other jurisdiction.

Dated: June 18th, 2010

UBS AG

/s/ Marcel Drescher
Marcel Drescher
Leiter Risk + Compliance

EXHIBIT N

Schedule 1	Issuer
UBS AG

Affiliated Issuers (Please note that all Affiliated Issuers are covered by the Alternative Recovery Acceptance “ARA”)
None

	Sponsored Issuers of the Issuer	Place an X next to any Sponsored Issuer that has made neither a compliance claim nor a timely operating expense reimbursement claim (Please note that all Sponsored Issuers that made such claims are automatically covered by the ARA)
None